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                                                                     Rule 497(e)
                                                       Registration No. 33-11371
                                                               File No. 811-4982

                              HEARTLAND GROUP, INC.

                           Heartland Select Value Fund
                            Heartland Value Plus Fund
                              Heartland Value Fund
                        Heartland Wisconsin Tax Free Fund

                  ---------------------------------------------

                        Supplement dated August 24, 2001
                                       to
              Statement of Additional Information dated May 1, 2001

                  ---------------------------------------------

         The section in the Statement of Additional Information dated May 1, 2001 (the "SAI") entitled "Performance Information - Comparisons," found on pages 49-50 of the SAI, is hereby replaced in its entirety as follows:

         Comparisons and Media Mentions/Recognition

                  In advertising and sales literature, the performance of a Fund may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, other accounts, limited liability investment companies or partnerships managed or advised by the Adviser, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or accounts differs from that of the Funds. The comparison of a Fund to an alternative investment should consider differences in features and expected performance.

                  A Fund may also note or describe (or provide reprints of articles or charts containing) its mention (including performance or other comparative rankings) in newspapers, magazines, or other media from time to time. Newspapers and magazines that might mention the Funds include, but are not limited to, the following:

                  Barron's                       Money
                  Bloomberg Personal Finance     The Mutual Fund Letter
                  Business Week                  Mutual Fund Values (Morningstar)
                  Changing Times                 Newsweek
                  Chicago                        The New York Times
                  Chicago Tribune                Pensions and Investments
                  Chicago Sun-Times              Personal Investor
                  Crain's Chicago Business       Smart Money
                  Consumer Reports               Time
                  Consumer Digest                USA Today
                  Financial Planning             U.S. News and World Report
                  FA Advisor                     The Wall Street Journal
                  Forbes                         Worth
                  Fortune
                  Institutional Investor
                  Investment News
                  Investor's Daily
                  Kiplinger's Personal Finance
                  Los Angeles Times
                  The Milwaukee Business Journal
                  Milwaukee Journal Sentinel
                  Milwaukee Magazine

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                  When a newspaper, magazine or other publication mentions the
         Adviser or a Fund, such mention may include: (i) listings of some or all of a Fund's holdings; (ii) descriptions of characteristics of some or all of the securities held by a Fund, including price-to-earnings, price-to-sale, and price-to-book value ratios, earnings, growth rates and other statistical information, and comparisons of that information to similar statistics for the securities comprising any of the indexes or averages listed below; (iii) descriptions of the economic and market outlook generally and for a Fund, in the view of a portfolio manager or the Adviser; and (iv) information about a Fund's performance, including information about honors, awards or other recognition received by that Fund based on the Fund's performance or other characteristic, comparisons of that Fund to other mutual funds and the criteria used in determining the honor, award or recognition. In the August 20, 2001 edition of Forbes Magazine, Heartland Value Fund was named to the Forbes Honor Roll. According to Forbes, the Honor Roll recognizes a short list of mutual funds that they regard as their "gold standard - doing well in both bullish and bearish markets over the long term." The funds are chosen based on the following five criteria: (1) capital preservation; (2) continuity of management, meaning a minimum tenure of six years; (3) portfolio diversification; (4) accessibility, meaning that the fund must be open to new investors; and (5) long-term performance, as measured by after-tax results since October 31, 1990. Forbes rates funds separately in both up and down market cycles. Funds are rated against their peers and are awarded letter grades (A+ to F) based on their performance during bull and bear markets. Market cycles are defined by an index or blend of indices. Stock funds, like Heartland Value Fund, are rated against the S&P 500 over four bullish and bearish cycles. In its August 20, 2001 edition, Forbes rated the Heartland Value Fund a "B" during bullish cycles and an "A" during bearish cycles.

                  Various newspapers and publications including those listed above may also made mention of a Fund's portfolio manager. Portfolio managers and other members of the Adviser's staff may make presentations at conferences or trade shows, appear on television or radio programs, or conduct or participate in telephone conference calls, and the Funds may announce those presentations, appearances or calls to some or all shareholders, or to potential investors in the Funds. Biographical and other information about a Fund's portfolio manager, including the information about awards received by that portfolio manager or mentions of the manager in the media, may also be described or quoted in Fund advertisements or sales literature.

                  Each Fund may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation.

                  The performance of the Funds may be compared to market indexes or averages, including, but not limited to the indices referred to in the Funds' prospectuses. The Funds' performance may also be compared to mutual fund industry indexes or averages, including, but not limited to those published by Lipper Inc., Morningstar, Inc. and Value Line.

                  Lipper and Morningstar, Inc. ("Morningstar") classify, calculate and publish the Lipper and Morningstar averages, respectively, which are unweighted averages of total return performance of mutual funds. The Funds may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify a Fund to a different category or develop (and place a Fund into) a new category, each Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service. Moreover, the Funds may compare their performance or ranking against all funds tracked by Lipper or another independent service, and may cite its ratings, recognition or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. For any fund with at least a three-year performance history,

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         Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22% receive two stars and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating(TM) metrics.

                  To illustrate the historical returns on various types of financial assets, the Funds may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types: common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds and U.S. Treasury bills. Similarly, the Funds may use Ibbotson's historical data regarding the Consumer Price Index. The Funds may also use historical data compiled by Prudential Securities, Inc., or by other similar sources believed by the Funds to be accurate, illustrating the past performance of small-capitalization stocks, large-capitalization stocks, common stocks, equity stocks, growth stocks (small-capitalization, large-capitalization or both) and value stocks (small-capitalization, large-capitalization or both).